CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus and Statement of Additional Information constituting parts of this Post-Effective Amendment No. 51 to the registration statement on Form N-1A (the "Registration Statement") of our reports dated February 23, 1998, relating to the financial statements and financial highlights of J.P. Morgan Institutional European Equity Fund (formerly The JPM Institutional European Equity Fund and J.P. Morgan Institutional Japan Equity Fund (formerly The JPM Institutional Japan Equity
Fund) and the financial statements and supplementary data of the European Equity Portfolio and The Japan Equity Portfolio appearing in the December 31, 1997 Annual Reports, which are also incorporated by reference into the Registration Statement.

We hereby consent to the incorporation by reference in the Prospectus and Statement of Additional Information constituting parts of the Registration
Statement of our reports dated January 20, 1998, relating to the financial statements and financial highlights of J.P. Morgan Institutional International
Opportunities Fund (formerly The JPM Institutional  International  Opportunities
Fund) and the financial statements and supplementary data of The International Opportunities Portfolio appearing in the November 30, 1997 Annual Report, which are also incorporated by reference into the Registration Statement.

We hereby consent to the incorporation by reference in the Prospectus and Statement of Additional Information constituting parts of the Registration Statement of our reports dated December 22, 1997, relating to the financial statements and financial highlights of J.P. Morgan Institutional Emerging Markets Equity Fund (formerly The JPM Institutional Emerging Markets Equity
Fund) and the financial statements and supplementary data of The Emerging Markets Equity Portfolio appearing in the October 31, 1997 Annual Report, which are also incorporated by reference into the Registration Statement.

We hereby  consent to the  incorporation  by  reference  in the  Prospectus  and
Statement of Additional Information constituting parts of the Registration Statement of our reports dated December 19, 1997, relating to the financial statements and financial highlights of J.P. Morgan Institutional International Equity Fund (formerly, The JPM Institutional International Equity Fund) and the financial statements and supplementary data of The International Equity Portfolio appearing in the October 31, 1997 Annual Report, which are also incorporated by reference into the Registration Statement.

We also consent to the references to us under the heading "Financial Highlights" in the Prospectus an under the headings "Independent Accountants" and "Financial Statements" in the Statement of Additional Information.


/s/ Price Waterhouse LLP
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036
March 30, 1998